UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101) SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FIRST AMERICAN CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST AMERICAN CAPITAL CORPORATION

1303 SW First American Place

Topeka, Kansas 66604

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Monday, June 5, 2006 at 11:00 a.m.

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First American Capital Corporation, (the “Company”), will be held Monday, June 5, 2006 at 11:00 a.m. Central Time, at the corporate offices of First American Capital Corporation, 1303 SW First American Place, Topeka, Kansas 66605 for the following purposes:

1.             To elect eight directors of the Company to serve for one year or until their successors are elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES ON THE ENCLOSED PROXY CARD.

2.             To ratify and approve the appointment of BKD, LLP as independent auditors for the next fiscal year. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

3.             To consider and act upon such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 1, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

It is important that your shares be represented at the Annual Meeting, regardless of whether or not you plan to attend the Annual Meeting. You are requested to vote your shares by signing, dating and mailing the enclosed Proxy Card in the postage-prepaid envelope provided. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying Proxy Card.

If you have any questions or need assistance voting, please contact us by calling our Corporate offices at 1-866-211-0811

BY ORDER OF THE BOARD OF DIRECTORS
FIRST AMERICAN CAPITAL CORPORATION

/s/ Harland E. Priddle
Harland E. Priddle
Secretary

Dated: May 15, 2006
Topeka, Kansas

FIRST AMERICAN CAPITAL CORPORATION

1303 SW First American Place

Topeka, Kansas 66604

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 5, 2006

PROXY STATEMENT

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of First American Capital Corporation, a Kansas corporation (the “Company” or “First American”), for use at the Annual Meeting of Shareholders of the Company to be held on Monday, June 5, 2006, at 11:00 a.m. Central Time at the corporate offices of First American Capital Corporation, 1303 SW First American Place, Topeka, Kansas 66604. This Proxy Statement and the Proxy Card are being mailed to shareholders on or about May 15, 2006. This Proxy Statement is being sent to each holder of record of the outstanding shares of $.10 par value Common Stock of the Company (the “Common Stock”) as of May 1, 2006 (the “Record Date”) in order to furnish each shareholder with information relating to the business to be transacted at the meeting.

Only shareholders of record at the close of business May 1, 2006 are entitled to vote. On that day, there were outstanding   4,257,057 shares of Common Stock. Each share entitles the holder to one vote. Thirty-three and one-third percent of the shares of the Common Stock outstanding on the record date will constitute a quorum for transaction of business at the meeting. To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the meeting. In all other matters other than the election of directors, a majority of the shares represented at the meeting and entitled to vote is required for approval of the proposal.

The Company will pay for the Annual Meeting, including the costs of mailing the proxy materials and any supplemental materials. Directors, officers and employees of the Company may, either in person, by telephone, or otherwise, also solicit proxies. They have not been specifically engaged for such purpose, however, nor will they be compensated for their efforts. The Company will pay these fees and expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of Company shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

HOW DO I VOTE IN PERSON?

If you owned shares of the Company’s Common Stock on the record date, May 1, 2006, you may attend the 2006 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question “What if I am not the record holder of my shares?”  If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the Annual Meeting unless you have previously specially requested and obtained a “legal proxy” from your bank or broker and present it at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Stockholders may vote by proxy in three ways:

•                                          By Internet:  Access our Internet voting site at http://www.cesvote.com. Have your proxy card in hand and follow the instructions on the screen. Internet votes must be received prior to 11:00 a.m. central time, June 5, 2006.

•                                          By Telephone:  Using a touch-tone telephone, call toll-free 1-800-693-8683. Have your proxy card in hand and follow the voice instructions. Telephone votes must be received prior to 11:00 a. m. central time, June 5, 2006.

•                                          By Mail:  Complete, sign and date the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the 2006 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the Annual Meeting.

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

If your shares are held in the name of a brokerage firm, bank nominee or other institution (“Custodian”), only it can give a proxy with respect to your shares. You may have received either a blank, executed Proxy Card from your Custodian (which you can complete and send directly to the Company) or an instruction card (which you can complete and return to the Custodian to direct its voting of your shares). If your Custodian has not sent you either a blank, executed Proxy Card or an instruction card, you may contact your Custodian directly to provide it with instructions. If you need assistance, please contact our Corporate offices at 1-866-211-0811.

If your shares are held in the name of a Custodian, and you want to vote in person at the 2006 Annual Meeting, you may request a document called a “legal proxy” from your Custodian and bring it to the 2006 Annual Meeting. If you need assistance, please contact our Corporate offices at 1-866-211-0811.

WHAT IF I WANT TO REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in five ways:

1.                                       An Internet or telephone vote subsequent to the date shown on a previously executed and delivered Proxy Card;

2.                                       An Internet or telephone vote subsequent to the date of a prior Internet or telephone vote;

3.                                       By delivering a later-dated Proxy Card to our Secretary prior to the 2006 Annual Meeting;

4.                                       By delivering a written notice of revocation to our Secretary prior to the 2006 Annual Meeting; or

5.                                       By attending and voting in person at the 2006 Annual Meeting.

IF I PLAN TO ATTEND THE 2006 ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

Whether you plan to attend the 2006 Annual Meeting or not, we urge you to submit a Proxy Card or vote by Internet or telephone. Returning the enclosed Proxy Card or voting by Internet or telephone will not affect your right to attend the 2006 Annual Meeting and vote.

WHO CAN VOTE?

You are eligible to vote or to execute a proxy only if you owned shares of the Company’s Common Stock on the record date for the 2006 Annual Meeting, May 1, 2006. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2006 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. At the close of business on May 1, 2006, 4,257,057 shares of the Company’s Common Stock were entitled to be voted.

HOW MANY VOTES DO I HAVE?

With respect to each matter to be considered at the 2006 Annual Meeting, each shareholder will have one vote for each share of the Company’s Common Stock held by the shareholder on the record date. The Company has no outstanding voting securities other than its Common Stock.

HOW WILL MY SHARES BE VOTED?

If you give a proxy on the accompanying Proxy Card or authorize the proxy and vote by Internet or telephone, your shares will be voted as you direct. If you submit a Proxy Card to us without instructions, our representatives will vote your shares FOR the election of the persons nominated by management for directorships, FOR ratification of the Audit Committee’s selection of BKD, LLP as the Company’s independent auditors for 2006. Submitting a proxy will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this Proxy Statement that may properly come before the 2006 Annual Meeting.

Unless a Proxy Card specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

WHAT IS A QUORUM AND WHY IS IT NECESSARY?

Conducting business at the 2006 Annual Meeting requires a quorum. For a quorum to exist, shareholders representing 33 1/3% of the votes eligible to be cast must be present in person or represented by proxy. Abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists. If a quorum of the votes eligible to be voted are not present in person or represented by proxy at the scheduled time for the 2006 Annual Meeting, then in its discretion the Company may postpone the 2006 Annual Meeting to a later date or adjourn the meeting without postponment, in which event the current members of the Board of Directors shall continue to serve until their successors are duly elected and qualified or until their earlier resignation, removal, or death.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

If a quorum is present, directors will be elected by a plurality of the votes cast. This means that the eight nominees receiving the highest number of votes will be elected as directors. Accordingly, abstentions and broker non-votes do not have the effect of a vote against the election of any nominees. Shareholders do not have the right to cumulate their votes.

Each proposal other than the election of directors will be adopted if a majority of the shares represented at the meeting and entitled to vote on the proposal are voted in its favor. Accordingly, abstentions on each such proposal will have the same effect as a vote against the proposal. Broker non-votes will not have any effect on any such proposal.

HOW CAN I RECEIVE MORE INFORMATION?

If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call our Corporate offices at 1-866-211-0811.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, regarding beneficial ownership of Company Common Stock by (i) the only persons or groups known by the Company to own beneficially more than 5% of Company Common Stock; (ii) the directors, individually; (iii) each nominee, individually; (iv) each executive officer of the Company, individually; and (v) all officers and directors as a group. Except as otherwise noted in the footnotes to the table, the beneficial owners have sole voting and investment power as to all of the shares beneficially owned by them.

Name and Address of Beneficial Owner	Status of Holder	Amount and Nature of Beneficial Ownership	Percent of Class

Paul E. Burke, Jr. 2009 Camelback Drive Lawrence, KS 66047	Director; Nominee	50,000	1.17%

Edward C. Carter 4100 Wimbledon Drive Lawrence, KS 66047	Director; Nominee	85,000	2.00%

Thomas M. Fogt 8200 W 101st Ter Overland Park, KS 66212	Director; Nominee	200	*

Kenneth L. Frahm Box 849 Colby, KS 67701	Director; Nominee	40,000	*

Stephen J. Irsik, Jr. 05405 Six Road Ingalls, KS 67853	Director; Nominee	69,000	1.62%

Rickie D. Meyer 3513 SW Alameda Drive Topeka, KS 66614	5% or more Beneficial Holder	256,000	6.01%

John G. Montgomery P. O. Box 129 Junction City, KS 66441	Director; Nominee	45,000	1.06%

Harland E. Priddle 8214 South Haven Rd. Burrton, KS 67020	Director; Officer; Nominee	40,000	*

John F. Van Engelen 4624 NW Kendall Dr. Topeka, KS 66618	Director; Officer; Nominee	1,000	*

Gary E. Yager 3521 SW Lincolnshire Topeka, KS 66614	Director; Nominee	40,000	*

All Directors and Officers as a Group (9 persons)		370,200	8.70%

*                             Indicates less than 1% ownership.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board is presently composed of the following nine directors named below. The Directors hold office for a one year term and until their successors are duly elected and qualified or until their earlier resignation, removal or death. A meeting of shareholders for the election of directors will be called annually.

The persons named in the Proxy Card intend to vote the proxies as designated for the persons named below, who have been nominated for re-election as Directors. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees. All of the nominees have consented to be named as nominees and to serve as directors if elected.

THE BOARD RECOMMENDS A VOTE FOR

THE ELECTION OF EACH OF THE FOLLOWING NOMINATED DIRECTORS:

The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:

Name Age	Director Since	Principal Occupation

Harland E. Priddle 75	1996	Chairman of the Board, Secretary

John F. Van Engelen 53	2004	President and CEO

Paul E. Burke, Jr. 72	1996	President of Issues Management Group Inc.

Edward C. Carter 63	1996	Entrepreneur and real estate developer

Thomas M. Fogt 60	2003	Retired, formerly Executive VP, CFO and Corporate Development, AmerUs Annuity Group.

Kenneth L. Frahm 59	1996	Self employed farmer since 1975

John G. Montgomery 66	1996	President of Montgomery Communications, Inc.

Gary E. Yager 51	1996	President and CEO of VisionBank

Harland E. Priddle:  Mr. Priddle has been a Director of the Company since its inception and has been the Chairman of the Board since November 15, 2002. Mr. Priddle is President of Priddle & Associates, a business consulting firm specializing in business and economic development consulting. Mr. Priddle is the former Kansas Secretary of Agriculture (1982-1986) and served as the first Kansas Secretary of Commerce (1987-1991). As the first Secretary of Commerce, he was directly involved in the creation of such programs as Kansas, Inc., Kansas Technology Enterprise Corporation, Kansas Development Finance Authority and the Kansas Venture Capital Corp. He was candidate for Lt. Governor of Kansas in 1986 and 1990. He was the Deputy Director of the White House Communications Agency for the President for a period of four years (1970-1974) where he provided support and accompanied the President on approximately 200 Presidential trips. Mr. Priddle was the Vice President for Marketing and Customer Services for the Hutchinson National Bank from 1978 to 1981. He also has served as Assistant Manager of the Kansas State Fair (1974-1978) and Executive Director of the Kansas Wildscape Foundation (1999-2002), a not for profit foundation dedicated to creating outdoor opportunities in Kansas. He retired from the United States Air Force in 1974, after 22 years, with the rank of Colonel. While in the Air

Force, he received 17 military decorations including the Bronze Star and two Legions of Merit. He is a veteran of both Korea and Vietnam Campaigns. He received a BS in Agriculture from Kansas State University in 1952.

John F. Van Engelen:  Mr. Van Engelen was named President and CEO of the Company on February 16, 2004. Mr. Van Engelen previously was the President of Western United Life. Mr. Van Engelen joined Western United Life in 1984 as its underwriting manager, and shortly thereafter he was appointed Vice President—Underwriting. From 1987 to 1994, he was Vice President—Sales and a Regional Sales Manager. During 1994, he was appointed President of Western United Life. Prior to joining Western United Life, Mr. Van Engelen had worked in the insurance industry and in corporate and public accounting. He holds the following certifications: CPA, CFP, CLU, ChFC, and FLMI. He is also a member of the American Institute of Certified Public Accountants, Society of Financial Service Professionals, and a board member of the New Mexico Life and Health Guaranty Fund. Mr. Van Engelen holds a Bachelor of Business Administration in Accounting from Boise State University.

Paul E. Burke, Jr.:  Mr. Burke, who has been a Director of the Company since its inception, is the President of Issues Management Group, Inc., a public relations and governmental affairs consulting company. Mr. Burke served as a member of the Kansas State Senate from 1975 to January 1997 and served as the President of the Senate from 1989 until his retirement in 1997. During his tenure in the Kansas Senate, Mr. Burke served as Chairman of the Organization, Calendar and Rules, Legislative Coordinating Council and Interstate Cooperation Committees. Mr. Burke was a majority leader of the Senate from 1985 to 1988. Mr. Burke has served in numerous national, state and local leadership positions including past positions as a member of the President’s Advisory Commission on Intergovernmental Relations. He is also the former owner of WEBBCO, Inc., an industrial engineering and equipment company. Mr. Burke received his Bachelor of Science degree in business from the University of Kansas in 1956. Mr. Burke is one of the Board’s independent directors.

Edward C. Carter:  Mr. Carter, who has been a Director of the Company since its inception, is an entrepreneur and real estate developer. Mr. Carter is a retired senior executive (1963-1992) with the Kansas Southwestern Bell Telephone Company. He served in numerous senior executive positions including Division Manager Regulatory Relations, Regional Vice President Southwestern Bell Telecom, a start up company serving a four state area, and Kansas Director of Marketing and District Manager Residence Service Centers. Mr. Carter served as City Commissioner and Mayor of Lawrence, Kansas from 1977 to 1981. He was a director and President of the Lawrence, Kansas Rotary Club, past Executive Board Member of the Kansas State Chamber of Commerce, past Chairman of the Douglas County United Fund and Director and President of Junior Achievement. He is a Co-Recipient of the Outstanding Kansan Award for Civic Service and received the Lifetime Meritorious Achievement Award from Pittsburgh State University in 2001. Mr. Carter was a member and All Conference guard on the Pittsburgh State University National Championship Football Team. He received his B.A. in Business Administration from Pittsburgh State University in 1963. Mr. Carter is one of the Board’s independent directors.

Thomas M. Fogt: Mr. Fogt has been a director of the Company since March 31, 2003. Mr. Fogt has over twenty-five years of experience in insurance, financial management, accounting, corporate development and business planning. He has a master’s degree from Xavier University in business and is a member of the American Institute of Certified Public Accountants. Mr. Fogt formerly served as Executive Vice President for AmerUs Annuity Group Co., a subsidiary of AmerUs Group, from 1994 to 2005, with responsibilities for finance and accounting, as well as mergers and acquisitions. Prior to joining AmerUs, Mr. Fogt was a partner with the accounting firm of Deloitte & Touche. Mr. Fogt is one of the Board’s independent directors.

Kenneth L. Frahm:  Mr. Frahm, who has been a Director of the Company since its inception, has been a self-employed farmer since 1975. He currently owns 1,200 acres of irrigated corn and dryland wheat production land and is a member of a family partnership, which produces over 500,000 bushels of corn and wheat annually on 6,500 acres of western Kansas farm land. Mr. Frahm’s operating entities include Allied Family Farm and Grain Management, Inc. He is past President of the Kansas Development Finance Authority. He is past Chairman of 21st Century Grain Processing Cooperative, and a former member of the Board of Directors of Bank IV Community Bank in Colby. In addition, Mr. Frahm is a member of the Kansas Farm Service Agency State Committee appointed by US Agriculture Secretary Ann Veneman. In 2006, he was appointed a member and Chairman of the Kansas Energy Council by Governor Sebelius. He is a member of the Agricultural Use Value Committee of the Kansas Department of Revenue, an Executive Committee member of the Fort Hays State University Endowment Association, a past member of the Board of Directors of the Kansas Area United Methodist Foundation and Chairman of its Investment Committee, Past President and Paul Harris Fellow of Rotary, a member of the Kansas Farm Bureau, Kansas Livestock Association, Kansas Corn Growers Association, Kansas Association of Wheat Growers and serves on the Boards of Directors of the Ogallala Aquifer Institute and the Kansas Water Congress. Mr. Frahm is married to Sheila Frahm, a former Kansas United States Senator and has three daughters. Mr. Frahm received his B.A. in Economics in 1968 from Fort Hays Kansas State College and his M.B.A. in Finance in 1969 from the University of Texas at Austin. Mr. Frahm is one of the Board’s independent directors.

John G. Montgomery:  Mr. Montgomery, who has been a Director of the Company since its inception, is the President of Montgomery Communications, Inc. of Junction City, Kansas. He is a newspaper publisher and TV station owner. He is also President of the Junction City Housing and Development Corporation. From 1964 to 1973 he was the Assistant to the President at the San Francisco Newspaper Printing Company. Mr. Montgomery is a member of the InterAmerican Press Association, Inland Daily Press Association and the Kansas Press Association. He was Civilian Aid to the Secretary of the Army of Kansas from 1979-1981 and has again served in that role since 1995. He has extensive state government service including Past Chairman of the Kansas Board of Regents, Past member of the Washburn University Board of Regents, and 1986 Democratic nominee for Lieutenant Governor. His considerable civic involvement, in part, includes being past President of the Junction City Chamber of Commerce, Director and past President of the United Way, past Board member of the Boy Scouts of America, Coronado Council, past Director of the armed service YMCA, Trustee of the William Allen White Foundation, Co-chair of Economic Lifelines, Board member of Kansas Wildscape and the Kansas 4-H and a member of the Rotary Club. Mr. Montgomery has received the 1975 Jaycees Outstanding Young Man of Kansas Award, 1975 Junction City Jaycees Distinguished Service Award and the Department of the Army, Patriotic Civilian Service Award. He graduated from the Philips Academy, Andover, Massachusetts, in 1958, Yale University in 1962, receiving a Bachelor of Arts Degree, and from Stanford University in 1964, where he received his MBA Degree. Mr. Montgomery is one of the Board’s independent directors.

Gary E. Yager:  Mr. Yager, who has been a Director of the Company since its inception, became the President and CEO of Vision Bank in May of 2005. Vision Bank is a locally owned bank in Topeka, Kansas. Prior to becoming the President and CEO of Vision Bank, Mr. Yager had served as the Vice Chairman of Western National Bank since September of 2002. From December 1995 to September of 2002 Mr. Yager was the Executive Vice President and Chief Executive Officer and Senior Lender of the Columbian Bank of Topeka, Kansas. From October 1986 to December 1995, Mr. Yager served as either the Vice President and Branch Manager or the Vice President of Commercial Loans for the Commerce Bank and Trust of Topeka, Kansas. From 1976 to 1986, he served in various management positions with Bank IV of Topeka including Assistant Vice-President of Correspondent Banking and Branch Manager. Mr. Yager is currently a member of the Topeka Housing Authority, Topeka Chamber of Commerce, Art Council of Topeka, the Washburn University Ichabod Club and the Washburn University Moore Bowl Renovation Committee. Additionally, he currently serves as President of Downtown Topeka, Inc. and as Chairman of the Business Improvement District of Topeka. He is a former member of the Board of Directors of the Topeka Family Service and Guidance Center and former advisor of Junior Achievement. He is a past member of the Topeka Active 20-30 Club, where he served in numerous leadership roles including President and Treasurer. Mr. Yager received his BA degree in Business Administration from Washburn University of Topeka in 1976. Mr. Yager is one of the Board’s independent directors.

Meetings and Committees of the Members of the Board of Directors

During 2005 the Board of Directors held four regularly scheduled meetings and 3 special meetings. No Director attended less than 75% aggregate of the meetings of the Board and of the meetings of all Board committees on which he serves. All Board members are encouraged to attend the 2006 Annual Meeting and all directors attended the 2005 Annual Meeting. The Board has established Audit, Compensation, Nominating, and Investment Committees, among others.

The Audit Committee members are Gary Yager, John Montgomery and Thomas Fogt. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for the selection, review and oversight of the Company’s independent accountants, the approval of all audit, review and attest services provided by the independent accountants, the integrity of the Company’s reporting practices and the evaluation of the Company’s internal controls and accounting procedures. Each of the members of the Audit Committee is “independent” as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors has determined that Mr. Fogt is an “audit committee financial expert” as defined under regulations of the SEC. The Audit Committee met eight times during 2005.

The Compensation Committee members are Paul Burke, Steve Irsik and Harland Priddle. The purpose of the Compensation Committee is to establish and execute compensation policies for the executives of the Company and award any performance bonuses. The Compensation Committee met 6 times in 2005.

The Nominating Committee is composed of John Montgomery, Paul E. Burke and Edward C. Carter. The purpose of the Nominating Committee is to recommend officers and new Directors to the current Board of Directors. The Committee met two times during 2005. The Board of Directors has not adopted a written charter for the Nominating Committee. Each of the three members of the Nominating Committee is “independent” as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The Nominating Committee has not adopted a formal policy with regard to consideration of candidates for election to the Board of Directors recommended by security holders, with regard to minimum qualifications for or the requisite skills of any candidates for election to the Board of Directors, or adopting a specific process for identifying and evaluating any nominees, but will give the same due consideration to all candidates submitted for consideration, whether recommended by security holders or other parties with valid interests in the Company.

The Investment Committee members are Kenneth Frahm and Edward Carter. The Investment Committee reviews investments bought, sold and held to assure that the Company is adhering to established investment policy and guidelines. The Investment Committee met 8 times in 2004.

Executive Officers Of The Company

Name/Age	Present Positions With the Company	Principal Occupation(s) or Employment(s) During Past Five Years
Harland E. Priddle 75	Chairman of the Board Secretary

Chairman of the Board of the Company since November 15, 2002. President, Priddle & Associates, a business consulting firm with specialties in economic and community development for past ten years. Has been a Director since initial establishment of the Company.

John F. Van Engelen 53	President and CEO	Selected and assumed position of President and CEO on February 16, 2004. Since 1994, served as President of Western United Life Assurance Co.

Executive Compensation

The following table sets forth amounts earned over the past three fiscal years by all persons who served as the Chief Executive Officer of the Company at any time during the fiscal year 2005 and by each person employed by the Company as of the end of the fiscal year 2005 whose total salary and bonus paid during that year exceeded $100,000.

Annual Compensation

					Other Annual	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)		Compensation ($) (2)	Compensation($)

John F. Van Engelen (3)	2005	141,108	31,745	(1)	3,600	5,157	(4)
President and CEO	2004	118,641	28,000		4,000	2,886	(5)
	2003	—	—		—	—

Richard H. Katz (6)	2005	90,705	45,232		800	—
Chief Marketing Officer	2004	—	—		—	—
	2003	—	—		—	—

(1)               Bonus includes $28,960 performance bonus and $2,785 holiday bonus.

(2)               Other Annual Compensation consists of automobile allowances. The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus received by the applicable executive officers.

(3)               Mr. Van Engelen became President and CEO of the Company on February 16, 2004.

(4)               All Other Compensation for Mr. Van Engelen for the 2005 fiscal year consists of matching contributions to a SIMPLE IRA retirement plan.

(5)               All Other Compensation for Mr. Van Engelen for the 2004 fiscal year consists of nonqualified moving expenses paid by the Company for the benefit of Mr. Van Engelen in conjunction with his relocation from Spokane, Washington to Topeka, Kansas.

(6)               Mr. Katz became Chief Marketing Officer of the Company on February 7, 2005. Mr. Katz was not considered an executive officer of the Company during his employment, but is included in the table pursuant to the applicable compensation disclosure requirements. Mr. Katz is no longer employed by the Company.

Each non-employee director is paid $750 per regular meeting attended for the Company and its subsidiaries, $75 per telephonic meeting and $250 per committee meeting.

Executive Employment Agreements

 Effective July 1, 2005, the Company entered into an Employment Agreement with Mr. John F. Van Engelen to serve as President and Chief Executive Officer of the Company and its subsidiaries. The agreement is for a term of one year. The agreement calls for a gross annual base salary of $144,800. In addition, a performance bonus of not less than 20% of the gross annual base salary will be paid no later than January 31 of the next year of employment under the agreement if Mr. Van Engelen’s performance is determined to be satisfactory by the Company’s Board of Directors. In 2006, the Board of Directors of the Company approved a performance bonus of $28,960 payable with respect to the 2005 fiscal year performance. In the event that there is a change in control of the Company during the term of the agreement, Mr. Van Engelen may terminate his employment with the Company within a period of 60 days after the change in control becomes effective. In such event, Mr. Van Engelen will receive a lump sum cash payment in the amount of $144,800 within 30 days of his last day of employment.

Audit Committee Report

The Audit Committee, which consists of three non-employee directors of the Company, presents this report for inclusion in the Proxy Statement. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. The Audit Committee has received the reports of the Chief Executive Officer and the Chief Financial Officer relating to their evaluation and internal controls. The Audit Committee, based on the review and discussion outlined above, recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. This report is provided by the following Directors who constitute the Audit Committee: Gary Yager, John Montgomery and Thomas Fogt.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of their ownership of such equity securities, and the changes therein, with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all forms under Section 16(a). Based solely on a review of the Section 16 reports for 2005 and any amendments thereto furnished to the Company, all filings were made on a timely basis for fiscal year 2005.

PROPOSAL 2 — APPROVAL OF AUDITORS FOR THE COMPANY

The Audit Committee has recommended and the Board of Directors has selected and appointed BKD, LLP as the independent auditors for the Company for the year 2006, and the shareholders are being asked to ratify such selection. BKD, LLP served as the Company’s independent auditors for 2004 and 2005. No relationship exists between the Company and BKD, LLP other than that of independent auditor and client.

The following table sets forth the aggregate fees billed to the Company for professional audit services rendered by BKD, LLP for the audit of our annual financial statements for the fiscal year ended December 31, 2005 and December 31, 2004 and review of the financial statements included in our 2004 and 2005 quarterly reports.

Year ended December 31, 2005
Audit fees (1)	$118,121
Audit related fees	—
Tax fees	—
All other fees	—
$118,121

Year ended December 31, 2004
Audit fees (1)	$84,828
Audit related fees	—
Tax fees	—
All other fees	—
$84,828

(1)                                  Audit fees - Consists of fees billed and anticipated for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports, and services that are normally provided by external auditors in connection with statutory and regulatory filings or engagements.

Kerber, Eck & Braeckel LLP (“KE&B”) served as the Company’s independent auditors for the fiscal year ended December 31, 2003 and prior years. As previously reported, the Company discharged KE&B as its independent accountants on April 15, 2004. The reports of KE&B on the Company’s financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the fiscal year ended December 31, 2003 and through April 15, 2004, the Company had no disagreements with KE&B on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KE&B, would have caused KE&B to make reference thereto in the report on the financial statements for such years. During the two most recent fiscal years and through April 15, 2004, there have been no reportable events (as defined in Regulations S-B, Item 304(a) (1) (iv) (B)).

As previously reported, the Company has requested that KE&B furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of such letter, dated April 19, 2004 was filed with the SEC.

Also, as previously reported, the Board engaged BKD as its new independent accountants as of April 15, 2004. Prior to April 15, 2004, the Company had not consulted with BKD regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and either written or global advice was provided that BKD concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as the term is defined in Item 304(a) (1) (iv) (A) or Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a) (1) (iv) (B) or Regulations S-B.

The Company’s Audit Committee participated in and approved the decision to change independent accountants.

In serving its primary function as outside auditors for the Company, KE&B performed the following audit services: (i) examination of the annual financial statements for the Company and its subsidiaries; and (ii) review of the Company’s Form 10-KSB and the Company’s Form 10-QSB’s filed with the SEC.

All audit related services are pre-approved by the Audit Committee, which has concluded that the provision of such services is compatible with the maintenance of the independence of the Company’s independent audit firm in the conduct of its auditing functions.

It is anticipated that representatives of BKD, LLP will not attend the Annual Meeting.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE

“FOR” THE RATIFICATION OF BKD, LLP AS INDEPENDENT AUDITORS.

OTHER MATTERS TO COME BEFORE THE MEETING

Management does not intend to bring any other business before the meeting of the Company’s shareholders and has no reason to believe that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting, the persons named in the signed and delivered Proxy Card will vote the proxies on such matters in their discretion.

METHOD AND COST OF PROXY SOLICITATION

The Company will bear all costs related to the solicitation of proxies pursuant to this Proxy Statement, including the preparation, printing and mailing of proxy materials.

The Company requests that banks, brokers and other custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the Company’s Company Stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with SEC rules.

FORWARD LOOKING STATEMENTS

Statements made by the Company in this Proxy Statement that are not strictly historical facts are “forward looking” statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Any projections of financial performances or statements concerning expectations as to future developments should not be construed in any manner as a guarantee that such results or developments will, in fact, occur. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of the Company referred to above are also subject to the following risks and uncertainties, among others:  (i) the strength of the United States economy in general and the strength of the local economies in which the Company does business; (ii) inflation, interest rates, market and monetary fluctuations and volatility; (iii) the timely development of and acceptance of new products and services and perceived overall value of these products and services by existing and potential customers; (iv) the persistency of existing and future insurance policies sold by the Company; (v) the effect of changes in laws and regulations with which the Company must comply; and (vi) the cost and effects of litigation and of unexpected and adverse outcomes in litigation.

IMPORTANT

If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or their institution, only it can sign a Proxy Card with respect to your shares and only upon specific instructions from you. Please contact the person responsible for your account and give instructions for a Proxy Card to be signed representing your shares of the Company’s Common Stock. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to the Company at the address indicated below so that the Company can attempt to ensure that your instructions are followed.

If you have any questions about executing your proxy or require assistance, please contact our Corporate offices at 1-886-221-0811 or 785-267-7077.

ANNUAL REPORT

A 2005 Annual Report to Shareholders of the Company has been furnished to the Company’s shareholders along with this Proxy Statement. The Annual Report includes the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 (without exhibits) as filed with the Securities and Exchange Commission. The Company will furnish without charge upon written request a copy of the Company’s Annual Report on Form 10-KSB. The Annual Report on Form 10-KSB includes a list of exhibits thereto. The Company will furnish copies of such exhibits upon written request therefor and payment of the Company’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of voting stock entitled to vote at the Annual Meeting. Requests for copies of exhibits should be sent to Harland E. Priddle, First American Capital Corporation, 1303 SW First American Place, Topeka, KS 66604.

The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 with exhibits, as well as other filings by the Company with the Securities and Exchange Commission, are also available through the Securities and Exchange Commission’s Internet site at www.sec.gov. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

SHAREHOLDERS’ PROXY STATEMENT PROPOSALS FOR 2007 MEETING

Proposals of Shareholders intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company at its principal office in Topeka, Kansas, not later than January 20, 2007 for inclusion in the proxy statement for that meeting. Such proposal must be made in accordance with applicable laws and rules of the Securities and Exchange Commission and the interpretations thereof, as well as the Company’s bylaws. Any such proposal should be sent to Harland E. Priddle, First American Capital Corporation, 1303 SW First American Place, Topeka, KS 66604.

BY ORDER OF THE BOARD OF DIRECTORS
FIRST AMERICAN CAPITAL CORPORATION

/s/ HARLAND E. PRIDDLE
HARLAND E. PRIDDLE
Secretary

Dated: May 15, 2006

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Dated:

Signature:

Signature if held jointly:

(Please sign exactly using the name(s) in which the stock is titled. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

VOTE BY TELEPHONE

Have your proxy card available when you call our Toll-Free number 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

VOTE BY INTERNET

Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote:

VOTE BY MAIL

Please mark, sign and date your proxy  card and return it in the postage-paid  envelope provided or return it to: ProxyTabulator, P.O. Box 535450, Pittsburgh PA 15253. Votes by mail must be received by 9:00 a.m. (Central Time) on June 5, 2006.

Vote by Telephone	Vote by Mail	Vote by Internet

Call Toll-Free using a	Return your proxy	Acess the Website and
Touch-tone telephone:	in the postage-paid	cast your vote:
1-888-693-8683	envelope provided	www.cesvote.com

Vote 24 hours a day, 7 days a week.
If you vote by telephone or over the Internet, do not mail your proxy card.

If voting by mail, this proxy card must be signed and dated below.
Please fold and detach at perforation before mailing.

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PROXY

FIRST AMERICAN CAPITAL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
JUNE 5, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Harland E. Priddle and Gary E. Yager, jointly and individually, as proxies, with full power of substitution and  hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of First American Capital Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 5, 2006 or any adjournment thereof.

(1)	ELECTION OF DIRECTORS (see proxy statement for instructions)

☐ FOR all nominees listed below ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for individual nominee strike a line through the nominee’s name in the list below)

(1) Paul E. Burke, Jr (2) Edward C. Carter (3) Thomas M. Fogt
(4) Kenneth L. Frahm (5) John G. Montgomery (6) Harland E. Priddle
(7) John F. Van Engelen (8) Gary E. Yager

(2)	Approval of BKD, LLP as independent auditors for 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)	In their discretion, the Proxies are authorized to vote upon such business as may properly come before the meeting.